Risk Management	12 Months Ended
Dec. 31, 2020
Disclosure of financial risk management [text block] [Abstract]
RISK MANAGEMENT

NOTE 37

RISK MANAGEMENT

Introduction and general description

The Bank, due to its activities with financial instruments is exposed to several types of risks. The main risks related to financial instruments that apply to the Bank are as follows:

-	Market risk: rises from holding financial instruments whose value may be affected by fluctuations in market conditions, generally including the following types of risk:

●	Foreign exchange risk: this arises as a consequence of exchange rate fluctuations among currencies.

●	Interest rate risk: this arises as a consequence of fluctuations in market interest rates.

●	Price risk: this arises as a consequence of changes in market prices, either due to factors specific to the instrument itself or due to factors that affect all the instruments negotiated in the market.

●	Inflation risk: this arises as a consequence of changes in Chile’s inflation rate, whose effect would be mainly applicable to financial instruments denominated in UFs.

-	Credit risk: this is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party.

-	Liquidity risk: is the possibility that an entity may be unable to meet its payment commitments, or that in order to meet them, it may have to raise funds with onerous terms or risk damage to its image and reputation.

-	Operational risk: the risk of loss due to inadequate or failed internal processes, people or systems or external events, and have legal, regulatory and reputational effect.

-	Capital risk: this is the risk that the Bank may have an insufficient amount and/or quality of capital to meet the minimum regulatory requirement to operate as a bank, respond to market expectations regarding its creditworthiness, and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

This note includes information on the Bank’s exposure to these risks and on its objectives, policies, and processes involved in their measurement and management.

Risk management structure

The Board is responsible for the establishment and monitoring of the Bank’s risk management structure, for which purpose it has an on-line corporate governance system which incorporates international recommendations and trends, adapted to Chilean regulatory conditions and given it the ability to apply the most advanced practices in the markets in which the Bank operates.

The effectiveness with which we are able to manage the balance between risk and reward is a significant factor in our ability to generate long term, stable earnings growth. Toward that end, our Board and senior management places great emphasis on risk management.

A.	Integral Risk Committee

The Integral Risk Committee of the Board is responsible for reviewing and monitoring all risks that may affect us, allowing for an integral risk management. This committee serves as the governing body through which the Board supervises risk in general. It also evaluates the reasonability of the systems for measurement and control of risks.

●	Credit risk

●	Market risk

●	Operational risk

●	Cybersecurity

●	Solvency risk (BIS)

●	Legal risks

●	Compliance risks

●	Reputational risks

This Committee includes six Board members. This committee also includes the CEO, the Director of Risk and other senior level executives from the risk and commercial side of our business.

B.	Audit Committee

The Audit Committee (Comité de Directores y Auditoría) is comprised of three members of the Board of Directors. The Chief Executive Officer, General Counsel, General Auditor and other persons from the Bank can be invited to the meetings if necessary and are present on specific matters. This Committee’s primary responsibility is to support the Board of Directors in the continuous improvement of our system of internal controls, which includes reviewing the work of both the external auditors and the Internal Audit Department. The committee is also responsible for analyzing observations made by regulatory entities of the Chilean financial system about us and for recommending measures to be taken by our management in response. The external auditors are recommended by this committee to our Board of Directors and appointed by our shareholders at the annual shareholders’ meeting.

C.	Asset and Liability Committee

The ALCO includes the Vice-President of the Board and three additional members of the Board, the Chief Executive Officer, the Chief Financial Officer, the Corporate Financial Controller, the Manager of the Financial Management Division, the Manager of Market Risk, the Manager of the Treasury Division, and other senior members of management. The ALCO meets monthly. All limits reviewed by the ALCO are measured and prepared by the Market Risk Department. The non-Board members of the ALCO meet weekly to review liquidity, funding, capital and market risk related matters.

The main functions of the ALCO are:

●	Making the most important decisions, approving the risk appetite and limits regarding our exposure to inflation, interest rate risk, funding, capital and liquidity levels.

●	Review of the evolution of the most relevant local and international markets and monetary policies.

D.	Market Committee

The Market Committee includes the Chairman of the Board, the Vice Chairman of the Board, two additional members of the Board, the Chief Executive Officer, the Director of Corporate Investment Banking, the Chief Financial Officer, the Manager of the Treasury Division, the Manager of the Financial Management Division, the Manager of Market Risk, the Financial Controller and other senior members of management.

The Market Committee is responsible for:

●	Establishing a strategy for the Bank’s trading investment portfolio.

●	Establishing the Bank’s policies, procedures and limits with respect to its trading portfolio. The Bank’s Market Risk Department measures all risks and limits and reports these to the Market Committee.

●	Reviewing the net foreign exchange exposure and limit.

●	Reviewing the results of the Bank’s client treasury business.

●	Reviewing the evolution of the most relevant local and international markets and monetary policies.

E.	Risk Department

All issues regarding risk in the Bank are the responsibility of the Bank’s Risk Department. The Risk Department reports to the CEO but has full independence, and no risk decisions can be made without its approval.

Market risk

Market risk arises as a consequence of the market activity, by means of financial instruments whose value can be affected by market variations, reflected in different assets and financial risk factors. The risk can be diminished by means of hedging through other products (assets/liabilities or derivative instruments) or terminating the open transaction/position. The objective of market risk management is to manage and control market risk exposure within acceptable parameters.

There are four major risk factors that affect the market prices: type of interest, type of exchange, price, and inflation. In addition and for certain positions, it is necessary to consider other risks as well, such as spread risk, base risk, commodity risk, volatility or correlation risk.

Market risk management

The Bank’s internal management measures market risk based mainly on the procedures and standards of Banco Santander Spain, which are in turn based on an analysis of three principal components:

-	trading portfolio

-	local financial management portfolio

-	foreign financial management portfolio

The trading portfolio is comprised chiefly of investments valued at fair market value and free of any restriction on their immediate sale, which are often bought and sold by the Bank with the intention of selling them in the short term to benefit from short–term price fluctuations. The trading portfolio also includes the Bank’s exposure to foreign currency. The financial management portfolios include all the financial investments not considered to be part of trading portfolio.

The main decisions that relate to market risk for the Bank and the limits regarding market risk are made in the Asset and Liability Committee and the Market Committee. The measurement and oversight of market risks is performed by the Market Risk Department. The Bank’s governance rules have established the existence of two high-level committees that, among other things, function to monitor and control market risks: the Asset and Liability Committee and the Market Committee.

The Market Risk department’s functions in connection with trading portfolio include the following:

i.	applies the “Value at Risk” (VaR) techniques to measure interest rate risk,

ii.	adjust the trading portfolios to market and measure the daily income and loss from commercial activities,

iii.	compare the real VaR with the established limits,

iv.	establish procedures to prevent losses in excess of predetermined limits, and

v.	furnishes information on the trading activities to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

The Market Risk department’s functions in connection with financial management portfolios include the following:

i.	performs sensitivity simulations (as explained below) to measure interest rate risk for activities denominated in local currency and the potential losses forecasted by these simulations.

ii.	provide daily reports thereon to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

Market risk – management of trading portfolio

The Bank applies VaR methodologies to measure the market risk of its trading portfolio. The Bank has a consolidated commercial position comprised of fixed–income investments and foreign currency trading. This portfolio is comprised mostly of Central Bank of Chile bonds, mortgage bonds, locally issued, low–risk corporate bonds and foreign currencies, mainly U.S. dollars. At the end of each year, the trading portfolio included no stock portfolio investments.

For the Bank, the VaR estimate is made under the historical simulation methodology, which consists of observing the behavior of the profits and losses that would have occurred in the current portfolio if the market conditions for a given historical period had been in force, in order to infer the maximum loss on the basis of that information, with a given degree of confidence. The methodology has the advantage of precisely reflecting the historical distribution of the market variables and not requiring any assumptions regarding the distribution of specific probabilities. All the VaR measures are intended to determine the distribution function for a change in the value of a given portfolio, and once that distribution is known, to calculate the percentile related to the necessary degree of confidence, which will be equal to the value at risk by virtue of those parameters. As calculated by the Bank, the VaR is an estimate of the maximum expected loss of market value for a given portfolio over a 1–day horizon, with a 99.00% confidence level. It is the maximum 1–day loss that the Bank could expect to experience in a given portfolio, with a 99.00% confidence level. In other words, it is the loss that the Bank would expect to experience only 1.0% of the time. The VaR provides a single estimate of market risk which is not comparable from one market risk to another. Returns are calculated through the use of a 2–year time window or at least 520 data points obtained since the last reference date for calculation of the VaR going backward in time.

We do not calculate three separate VaRs. We calculate a single VaR for the entire trading portfolio, which in addition is segregated by risk type. The VaR software performs a historical simulation and calculates a Profit and Loss Statement (P&L) for 520 data points (days) for each risk factor (fixed income, foreign currency and variable income.) The P&L of each risk factor is added together and a consolidated VaR is calculated with 520 points or days of data. At the same time a VaR is calculated for each risk factor based on the individual P&L calculated for each individual risk factor. Furthermore, a weighted VaR is calculated in the manner described above, but which gives a greater weighting to the 30 most recent data points. The larger of the two VaRs is the one that is reported. In 2020, 2019 and 2018, we used the same VaR model and there has been no change in methodology or assumptions for subsequent periods.

The Bank uses the VaR estimates to provide a warning when the statistically estimated incurred losses in its trading portfolio would exceed prudent levels, and hence, there are certain predetermined limits.

Limitations of the VaR model

When applying a calculation methodology, no assumptions are made regarding the probability distribution of the changes in the risk factors; the historically observed changes are used for the risk factors on which each position in the portfolio will be valued.

It is necessary to define a valuation function fj(xi) for each instrument, preferably the same one used to calculate the market value and income of the daily position, This valuation function will be applied in each scenario to generate simulated prices for all the instruments in each scenario.

In addition, the VaR methodology should be interpreted taking into consideration the following limitations:

-	Changes in market rates and prices may not be independent and identically distributed random variables and may not have a normal distribution. In particular, the assumption of normal distribution may underestimate the probability of extreme market movements;

-	The historical data used by the Bank may not provide the best estimate of the joint distribution of changes in the risk factors in the future, and any modification of the data may be inadequate. In particular, the use of historical data may fail to capture the risk of potential extreme and adverse market fluctuations, regardless of the time period used;

-	A 1-day time horizon may not fully capture the market risk positions which cannot be liquidated or covered in a single day, It would not be possible to liquidate or cover all the positions in a single day;

-	The VaR is calculated at the close of business, but trading positions may change substantially in the course of the trading day;

-	The use of a 99% level of confidence does not take account of, or make any statement about, the losses that could occur outside of that degree of confidence; and

-	A model such as the VaR does not capture all the complex effects of the risk factors over the value of the positions or portfolios, and accordingly, it could underestimate potential losses,

We perform back-testing daily and generally find that trading losses exceed our VaR estimate approximately one out of every 100 trading days. At the same time, we set a limit to the maximum VaR that we are willing to accept over our trading portfolio. Also, a maximum VaR limit was established that can be applied over the trading portfolio. The VaR as of December 31, 2020 was USD 2.62 million, below the total limit.

High, low and average levels for each component for 2020 and 2019 were as follows:

VaR	2020 USDMM	2019 USDMM
Consolidated:
High	12.82	15.78
Low	1.94	1.33
Average	4.45	3.06

Fixed-income investments:
High	11.96	9.77
Low	1.50	1.18
Average	3.19	2.33

Variable-income investments
High	0.01	-
Low	-	0.01
Average	-	-

Foreign currency investments
High	6.47	6.05
Low	0.71	0.10
Average	2.85	1.60

Market risk - local and foreign financial management

The Bank’s financial management portfolio includes most of the Bank’s non-trading assets and liabilities, including the credit/loan portfolio. For these portfolios, investment and financing decisions are strongly influenced by the Bank’s commercial strategies.

The Bank uses a sensitivity analysis to measure the market risk of local and foreign currencies (not included in the trading portfolio). The Bank performs a simulation of scenarios, which will be calculated as the difference between the present value of the flows in the chosen scenario (a curve with a parallel movement of 100 bps in all its segments) and their value in the base scenario (current market). All the inflation–indexed local currency (UF) positions are adjusted by a sensitivity factor of 0.57, which represents a 57 basis point change in the rate curve for the real rates and a 100 basis point change for the nominal rates. The same scenario is performed for the net foreign currency positions and the interest rates in U.S. dollars. The Bank has also established limits in regard to the maximum loss which these interest rate movements could impose on the capital and net financial income budgeted for the year.

To establish the consolidated limit, we add the foreign currency limit to the domestic currency limit and multiple by 2 the sum of the multiplication of them together both for net financial loss limit as well as for the capital and reserves loss limit, using the following formula:

Consolidated	limit = square root of a2 + b2 + 2ab

a:	domestic currency limit

b:	foreign currency limit

Since	we assume the correlation is 0; 2ab = 0, 2ab = 0

Limitations of the sensitivity models

The most important assumption is using an exchange rate of 100 bp based on yield curve (57 bp for real rates). The Bank uses a 100 bp exchange since sudden changes of this magnitude are considered realistic. Santander Spain Global Risk Department has also established comparable limits by country, to be able to compare, monitor and consolidate market risk by country in a realistic and orderly way.

In addition, the sensitivity simulation methodology should be interpreted taking into consideration the following limitations:

-	The simulation of scenarios assumes that the volumes remain consistent in the Bank’s Consolidated Statements of Financial Position and are always renewed at maturity, thereby omitting the fact that certain credit risk and prepayment considerations may affect the maturity of certain positions.

-	This model assumes an identical change along the entire length of the yield curve and does not take into account the different movements for different maturities.

-	The model does not take into account the sensitivity of volumes which results from interest rate changes.

-	The limits to losses of budgeted financial income are calculated based on the financial income foreseen for the year, which may not be actually earned, meaning that the real percentage of financial income at risk may be higher than the expected one.

Market risk – Financial management portfolio – December 31, 2020 and 2019

	2020		2019
	Effect on financial income	Effect on capital	Effect on financial income	Effect on capital

Financial management portfolio – local currency (MCh$)
Loss limit	100,000	329,275	100,000	275,000
High	66,504	302,263	32,719	273,473
Low	26,492	214,596	12,686	145,338
Average	45,380	255,070	24,719	228,772
Financial management portfolio – foreign currency (Th$US)
Loss limit	32	53	30	75
High	19	47	20	35
Low	2	12	5	1
Average	5	33	12	12
Financial management portfolio – consolidated (in MCh$)
Loss limit	100,000	329,275	100,000	275,000
High	67,584	286,436	34,462	271,989
Low	25,111	210,706	15,236	143,836
Average	46,044	246,292	27,918	227,303

IBOR – reform

In December 2020, the ICB Benchmark Administration Limited (IBA) published a consultation about its intention to stop publishing LIBOR rates in currencies other than USD since December 31, 2021, and all other LIBOR in USD since June 30, 2023.

The Bank is working in a “transition program” focused mainly in:

i.	Identifying the risks associated with the transition and defining mitigation actions

ii.	Developing products referenced to the proposed replacement rates

iii.	Developing transition process, through the renegotiation of existing contracts referenced to LIBOR

At December 31, 2020, the exposures of financial assets and liabilities impacted by the IBOR reform is presented below:

Loans and advances	Deposits	Debt instruments	Financial derivative contracts (Assets)	Financial derivative contracts (Liabilities)
MCh$	MCh$	MCh$	MCh$	MCh$
362,331	582,979	200,301	614,035	483,789

Credit risk

Credit risk is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party. The Bank consolidates all elements and components of credit risk exposure to manage credit risk (i.e., individual delinquency risk, inherent risk of a business line or segment, and/or geographical risk).

In Note 8, 9, 10 and Note 29, we present our net exposure to credit risk at December 31, 2020 and 2019.

Credit Risk Governance

The Risk Division, our credit analysis and risk management group, is largely independent of our business areas, Risk evaluation teams interact regularly with our clients. For larger transactions, risk teams in our headquarters work directly with clients when evaluating credit risks and preparing credit applications. Various credit approval committees, all of which include Risk Division and Commercial Division personnel, must verify that the appropriate qualitative and quantitative parameters are met by each applicant. Each committee’s powers are defined by our Board of Directors.

The Bank’s governance rules have established the existence of the Integral Risk Committee. This committee is responsible for revising and following all risks that may affect us, including reputational risk, allowing for an integral risk management. This committee serves as the governing body through which the Board supervises all risk functions. It also evaluates the reasonability of the systems for measurement and control of risks. This Committee includes the Vice Chairman of the Board and five Board members.

The Board has delegated the duty of credit risk management to the Integral Risk Committee, as well as to the Bank’s risk departments, whose roles are summarized below:

●	Formulate credit policies by consulting with the business units, meeting requirements of guarantees, credit evaluation, risk rating and submitting reports, documentation and legal procedures in compliance with the regulatory, legal and internal requirements of the Bank.

Establish the structure to approve and renew credit requests. The Bank structures credit risks by assigning limits to the concentration of credit risk in terms of individual debtor, debtor group, industry segment and country. Approval levels are assigned to the corresponding officials of the business unit (commercial, consumer, SMEs) to be exercised by that level of management. In addition, those limits are continually revised. Teams in charge of risk evaluation at the branch level interact on a regular basis with customers; however, for larger credit requests, the risk team from the head office and the Executive Risk Committee works directly with customers to assess credit risks and prepare risk requests.

●	Limit concentrations of exposure to customers or counterparties in geographic areas or industries (for accounts receivable or loans), and by issuer, credit rating and liquidity.

●	Develop and maintain the Bank’s credit risk classifications for the purpose of classifying risks according to the degree of exposure to financial loss that is exhibited by the respective financial instruments, with the aim of focusing risk management specifically on the associated risks.

●	Revise and evaluate credit risk. Management’s risk divisions are largely independent of the Bank’s commercial division and evaluate all credit risks in excess of the specified limits prior to loan approvals for customers or prior to the acquisition of specific investments. Credit renewal and reviews are subject to similar processes.

The following diagram illustrates the governance of our credit risk division including the committees with approval power:

Role of Santander Spain’s Global Risk Department: Credit Risk

In matters regarding Credit Risk, Santander Spain’s Global Risk Department has the following role:

●	All credit risks greater than MCh$63,500 (or U.S.$89.1 million), after being approved locally, are reviewed by Santander Spain. This additional review ensures that no global exposure limit is being breached.

●	In standardized risks, the consumer and mortgage scoring models are developed locally. Its approval instance will depend on the relative importance of the models (“Tier” of the model); in this way, if the model is of the greatest importance, it is approved in risk committees of the Headquarters (Spain); otherwise, it is approved locally.

●	For each scoring model, a quarterly Risk Report is prepared, which is reviewed locally and is also sent to Santander Analytics (Santander Spain). This report indicates the stability of the model and its level of predictability.

Credit Approval: Loans approved on an individual basis

In preparing a credit proposal for a corporate client whose loans are approved on an individual basis, Santander-Chile’s personnel verifies such parameters as debt servicing capacity (typically including projected cash flows), the company’s financial history and projections for the economic sector in which it operates. The Risk Division is closely involved in this process and prepares the credit application for the client. All proposals contain an analysis of the client, a rating and a recommendation. Credit limits are determined not on the basis of outstanding balances of individual clients, but on the direct and indirect credit risk of entire financial groups. For example, a corporation will be evaluated together with its subsidiaries and affiliates.

Credit Approval: Loans approved on a group basis

The majority of loans to individuals and small and mid-sized companies are approved by the Standardized Risk Area through an automated credit scoring system. This system is decentralized, automated and based on multiple parameters, including demographic and information regarding credit behavior from external sources and the FMC.

Impairment assessment (policy applicable from January 1, 2018)

In accordance with the requirements of IFRS 9 the Bank has developed a new credit risk model, applicable from January 1, 2018.

a.	Definition of default and cure

The Bank considers a financial instrument defaulted and therefore Stage 3 for ECL calculations in all cases when the borrower becomes 90 days past due on its contractual payments.

As a part of a qualitative assessment of whether a customer is in default, the Bank also considers a variety of instances that may indicate unlikeliness to pay. Such events include:

●	Internal rating of the borrower indicating default or near default

●	The borrower requesting emergency funding from the Bank

●	The borrower having past due liabilities to public creditors or employees

●	The borrower is deceased

●	A material decreases in the underlying collateral value where the recovery of the loan is expected from the sale of the collateral

●	A material decreases in the borrower’s turnover or the loss of a major customer

●	A covenant breach not waived by the Bank

●	The debtor (or any legal entity within the debtor’s group) filing for bankruptcy application/protection

●	Debtor’s listed debt or equity suspended at the primary exchange because of rumors or facts about financial difficulties

It is the Bank’s policy to consider a financial instrument as ‘cured’ and therefore re-classified out of Stage 3 when none of the default criteria have been present for at least twelve consecutive months (and 24 months for special vigilance operations). The decision whether to classify an asset as Stage 2 or Stage 1 once cured depends on the updated credit grade, at the time of the cure, and whether this indicates there has been a significant increase in credit risk compared to initial recognition.

b.	Internal rating and PD estimation

The Bank’s Credit Risk Department operates its internal rating models. The models incorporate both qualitative and quantitative information and, in addition to information specific to the borrower utilize supplemental external information that could affect the borrower’s behavior. The internal credit grades are assigned based on the internal scoring policy, PDs are then adjusted for IFRS 9 ECL calculations to incorporate forward looking information and the IFRS 9 Stage classification of the exposure.

The following table shows quality assets and its related provision, based on our internal scoring policy as of December 31, 2020 and 2019:

December 31, 2020
	Individually assessed
Commercial Portfolio	Stage 1	Stage 2	Stage 3	Total Individual	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
A1	45,862	-	-	45,862	0.13%	3	-	-	3	0.00%
A2	1,095,506	3,265	-	1,098,771	3.20%	900	54	-	954	0.09%
A3	1,863,480	19,658	-	1,883,138	5.48%	3,318	339	-	3,657	0.35%
A4	2,632,793	42,529	-	2,675,322	7.79%	7,329	606	-	7,935	0.77%
A5	2,538,748	164,341	232	2,703,321	7.87%	11,498	4,618	78	16,194	1.56%
A6	1,588,410	289,460	53	1,877,923	5.47%	16,541	14,010	53	30,604	2.95%
B1	-	715,348	-	715,348	2.08%	-	25,679	-	25,679	2.48%
B2	-	161,239	233	161,472	0.47%	-	9,566	138	9,704	0.94%
B3	-	65,684	695	66,379	0.19%	-	3,764	434	4,198	0.40%
B4	-	73,248	49,430	122,678	0.36%	-	3,008	21,014	24,022	2.32%
C1	-	29,863	138,171	168,034	0.49%	-	2,201	48,365	50,566	4.88%
C2	-	12,282	69,491	81,773	0.24%	-	926	27,021	27,947	2.70%
C3	-	1,550	55,378	56,928	0.17%	-	86	15,603	15,689	1.51%
C4	-	2,227	48,177	50,404	0.15%	-	143	21,038	21,181	2.04%
C5	-	3,981	36,822	40,803	0.12%	-	267	20,397	20,664	1.99%
C6	-	5,040	131,384	136,424	0.40%	-	185	107,364	107,549	10.37%
Subtotal	9,764,799	1,589,715	530,066	11,884,580	34.61%	39,589	65,452	261,505	366,546	35.35%

	Collectively assessed
	Stage 1	Stage 2	Stage 3	Total Group	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Commercial	4,493,999	228,591	380,019	5,102,609	14.86%	40,943	44,315	193,268	278,526	26.86%
Mortgage	11,518,363	392,372	501,090	12,411,825	36.14%	25,065	8,441	79,016	112,522	10.85%
Consumer	4,439,163	236,595	265,121	4,940,879	14.39%	88,825	31,732	158,642	279,199	26.93%
Subtotal	20,451,525	857,558	1,146,230	22,455,313	65.39%	154,833	84,488	430,926	670,247	64.65%
Total	30,216,324	2,447,273	1,676,296	34,339,893	100.00%	194,422	149,940	692,431	1,036,793	100.00%

December 31, 2019
	Individually assessed
Commercial Portfolio	Stage 1	Stage 2	Stage 3	Total Individual	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
A1	99,042	-	-	99,042	0.30%	2	-		2	0.00%
A2	907,659	37	-	907,696	2.78%	443	-		443	0.05%
A3	2,418,990	61	-	2,419,051	7.41%	2,617	-		2,617	0.29%
A4	3,262,671	7,184	-	3,269,855	10.01%	4,399	22		4,421	0.49%
A5	2,188,717	22,163	-	2,210,880	6.77%	7,618	515		8,133	0.91%
A6	1,086,401	47,157	487	1,134,045	3.47%	6,461	1,410	208	8,079	0.90%
B1	-	603,201	-	603,201	1.85%	-	12,641	-	12,641	1.41%
B2	-	82,781	560	83,341	0.26%	-	3,773	205	3,978	0.44%
B3	-	85,034	817	85,851	0.26%	-	3,367	261	3,628	0.40%
B4	-	83,039	50,662	133,701	0.41%	-	4,085	21,910	25,995	2.90%
C1	-	45,433	113,004	158,437	0.48%	-	3,516	50,440	53,956	6.02%
C2	-	8,865	66,965	75,830	0.23%	-	614	28,504	29,118	3.25%
C3	-	15,762	32,839	48,601	0.15%	-	221	11,281	11,502	1.28%
C4	-	2,405	38,967	41,372	0.13%	-	170	20,039	20,209	2.26%
C5	-	847	44,057	44,904	0.14%	-	43	27,586	27,629	3.08%
C6	-	998	52,649	53,647	0.16%	-	12	35,732	35,744	3.99%
Subtotal	9,963,480	1,004,967	401,007	11,369,454	34.80%	21,540	30,389	196,166	248,095	27.69%

	Collectively assessed
	Stage 1	Stage 2	Stage 3	Total Group	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Commercial	3,839,143	240,100	413,628	4,492,871	13.75%	35,887	25,555	197,032	258,474	28.84%
Mortgage	10,275,966	457,948	529,081	11,262,995	34.47%	8,446	14,509	78,104	101,059	11.28%
Consumer	4,963,047	292,718	290,430	5,546,195	16.98%	67,396	50,808	170,263	288,467	32.19%
Subtotal	19,078,156	990,766	1,233,139	21,302,061	65.20%	111,729	90,872	445,399	648,000	72.31%
Total	29,041,636	1,995,733	1,634,146	32,671,515	100.00%	133,269	121,261	641,565	896,095	100.00%

In relation to the credit quality of the investment portfolio, local regulations specify that banks are able to hold only local and foreign fixed–income securities except in certain cases. Additionally, Banco Santander-Chile has internal policies to ensure that only securities approved by the Market Risk department, which are stated in the documents “APS” – Products and underlying Approval, are acquired. The Credit Risk Department sets the exposure limits to those approved APS’s. The APS is updated on daily basis.

As of December 31, 2019, 99% our total investment portfolio corresponds to securities issued by the Chilean Central Bank and US treasury notes.

c.	Exposure at default

The exposure at default (EAD) represents the gross carrying amount of the financial instruments subject to the impairment calculation, addressing both the client’s ability to increase its exposure while approaching default and potential early repayments too.

To calculate the EAD for a Stage 1 loan, the Bank assesses the possible default events within 12 months for the calculation of the 12mECL. However, if a Stage 1 loan that is expected to default in the 12 months from the balance sheet date and is also expected to cure and subsequently default again, then all linked default events are taken into account. For Stage 2, Stage 3 the exposure at default is considered for events over the lifetime of the instruments.

d.	Loss given default

The credit risk assessment is based on a standardized LGD assessment framework that results in a certain LGD rate. These LGD rates take into account the expected EAD in comparison to the amount expected to be recovered or realized from any collateral held.

The Bank segments its retail lending products into smaller homogeneous portfolios (evaluated collective), based on key characteristics that are relevant to the estimation of future cash flows. The applied data is based on historically collected loss data and involves a wider set of transaction characteristics (i.e., product type, wider range of collateral types) as well as borrower characteristics.

Further recent data and forward-looking economic scenarios are used in order to determine the IFRS 9 LGD rate for each group of financial instruments. Under IFRS 9, LGD rates are estimated for the Stage 1, Stage 2, Stage 3 IFRS 9 segment of each asset class. The inputs for these LGD rates are estimated and, where possible, calibrated through back testing against recent recoveries. These are repeated for each economic scenario as appropriate.

e.	Significant increase in credit risk (SICR)

The Bank continuously monitors all assets subject to ECLs. In order to determine whether an instrument or a portfolio of instruments is subject to 12-month ECL or Lifetime ECL, the Bank assesses whether there has been a significant increase in credit risk since initial recognition.

The Bank also applies a secondary qualitative method for triggering a significant increase in credit risk for an asset, such as moving a customer/facility to the watch list (Special vigilance). The Bank may also consider that events explained in letter a) above are a significant increase in credit risk as opposed to a default. Regardless of the change in credit grades, if contractual payments are more than 30 days past due, the credit risk is deemed to have increased significantly since initial recognition.

When estimating ECLs on a collective basis for a group of similar assets, the Bank applies the same principles for assessing whether there has been a significant increase in credit risk since initial recognition.

Quantitative criteria for SICR Stage 2:

The quantitative criteria are used to identify where an exposure has increased in credit risk and it is applied based on whether an increase in the lifetime PD since the recognition date exceeds the threshold set in absolute terms. The following formula is used to determine such threshold:

Threshold = Lifetime PD (at reporting date) – Lifetime PD (at origination)

Collectively assessed				Individually assessed
Mortgages	Other loans	Revolving (Credit cards)	Collectively assessed SME	Individually assessed SME	Middle market	Corporate and Investment Banking
39.57%	39.11%	15.73%	39.11%	22.69%	4.5%	Santander Group criteria

There is also a relative threshold of 100% of all portfolios with the exception of the Corporate and Investment Banking Portfolio.

Qualitative criteria for SICR Stage 2:

The qualitative criteria is based on the existence of evidence that leads to an automatic classification of financial instruments in stage 2, mainly 30 days overdue and restructured. Thresholds of SICR are calibrated based on the average ECL of exposures that are 30 days overdue or with a level of credit risk considered to be “significant”.

Collectively assessed				Individually assessed
Mortgages	Other loans	Revolving (Credit cards)	Collectively assessed SME	Individually assessed SME	Middle market	Corporate and Investment Banking
Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days
Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring
				Clients considered to be substandard or in incompliance (pre-legal action)	Clients considered to be substandard or in incompliance (pre-legal action)	Clients considered to be substandard or in incompliance (pre-legal action)

These thresholds are defined by the Model Committee and the Integral Risk Committee and are evaluated annually with updates made depending on impacts and definitions of the risk models associated to each portfolio.

As a result of the instability caused by the COVID-19 pandemic and according to our corporate guidelines, management has decided not to modify the thresholds for SICR defined above.

f.	Measurement of expected credit losses

Expected credit losses are a probability-weighted estimate of credit losses over the expected life of the financial instrument.  A cash shortfall is the difference between the cash flows that are due to an entity in accordance with the contract and the cash flows that the entity expects to receive. Because expected credit losses consider the amount and timing of payments, a credit loss arises even if the entity expects to be paid in full but later than when contractually due.

For financial assets, a credit loss is the present value of the difference between: the contractual cash flows that are due under the contract; and the cash flows that the Bank expects to receive. For undrawn loan commitments, a credit loss is the present value of the difference between: the contractual cash flows that are due if the holder of the loan commitment draws down the loan; and the cash flows that the Bank expects to receive if the loan is drawn down.

For a financial asset that is credit-impaired at the reporting date, but that is not a purchased or originated credit-impaired financial asset, an entity shall measure the expected credit losses as the difference between the asset’s gross carrying amount and the present value of estimated future cash flows discounted at the financial asset’s original effective interest rate. Any adjustment is recognized in profit or loss as an impairment gain or loss. In accordance with our internal procedures, the Bank calculates allowance for expected credit losses under de “Cash flow discounted Methodology” when the financial asset is classified in stage 3, with a PD equal to 100% and is evaluated as individually significant. The following table set up the allowance and exposure at default (EAD) of the loans that meet the conditions:

	2020	2019
	MCh$	MCh$
Loans and account receivable	224,087	128,161
Allowance for ECL	119,537	53,741

The measurement of ECLs required to be based on reasonable and supportable information that is available to an entity without undue cost or effort. The Bank has developed estimates based on the best available information about past events, current conditions and forecasts of economic conditions. Indeed, in April, the Bank completed a calibration of parameters, resulting in an additional allowance for MCh$2,066. Additionally, with current COVID-19 infection rates having increased and continued high levels of uncertainty in the macro-economic outlook and to address a potential lag in defaults the Bank’s management have determined to record overlay or post-model adjustments for an amount of MCh$59,000, wherein MCh$29,000 addressed macroeconomics’ variables and MCh$30,000 associated to expected behavior of Fogape loans.

g.	Grouping financial assets measured on a collective basis

The Bank calculates ECLs either on a collective or an individual basis.

The evaluates on individual basis commercial loans that are greater than Ch$400 million (US$240,000), while smaller commercial loans, mortgage loans and consumer loans are grouped into homogeneous portfolios, based on a combination of internal and external characteristics.

h.	Modified loans

When a loan measured at amortized cost has been renegotiated or modified but not derecognized, the Bank assesses whether the transaction should be treated as a modified asset or a derecognition. If the transaction does not result in derecognition the Bank must recognize the resulting gains or losses as the difference between the carrying amount of the original loans and modified contractual cash flows discounted using the EIR before modification.

If the modification results in derecognition, then the modified asset is considered to be a new asset.

	As of December 31, 2020				As of December 31, 2019
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$

Gross carrying amount	30,216,324	2,447,273	1,676,296	34,339,893	29,041,636	1,995,733	1,634,146	32,671,515
Modified loans	-	799,572	886,021	1,685,593	-	512,529	611,316	1,123,845
%	-	36.67%	52.86%	4,91%	-	25.68%	37.41%	3.44%

ECL allowance	194,422	149,940	692,431	1,036,793	133,269	121,261	641,565	896,095
Modified loans		33,118	409,485	442,603	-	36,329	242,649	278,978
%		22.09%	59.14%	42.69%	-	29.96%	37.82%	31.13%

The Bank has conducted an exhaustive analysis of the measures implemented as a result of COVID-19, under the perspective of modified assets. The payment holiday program granted to our consumer loan portfolio were 3-month grace periods, modified terms and installments, and allowed modified interest rate, to the current market lower rate, and was considered a substantial modification of the original contractual conditions. Therefore, these consumer loans were accounted for as an end of the original financial loan and the recognition of a new financial asset. In line with our internal guide, these modifications are classified as modifications for commercial reasons, because they are not attributable to the financial difficulty of the debtor, and a new loan operation has been originated under current market conditions.

For the mortgage loan portfolio, original contractual conditions were not modified, instead, the clients signed an addendum for the postponed installments, and a complementary operation was generated, with the mortgage guarantee covering both operations. Neither the monthly installments nor the rates were modified. This measure was granted only to clients with less than 30 days past due, and we have observed, once the postponed periods have ended, 98% of our clients are meeting their obligations in a timely manner. In line with our internal guide, we have concluded that the modifications granted to customers with no past due days were classified as modifications for commercial reasons, meanwhile clients with any past due or that have had some restructuring (marked special risk), were classified as modifications for the financial difficulty of the debtor, and the Bank has calculated the difference between the gross carrying amount and the present value of the modified loans discounted at the original effective interest rate. The amount was not material to the Bank.

i.	COVID-9 support measures

As of December 31, 2020, the support measures are classified as Fogape loans or payment holiday granted by the Bank:

COVID-19 measures	As of December 31, 2020
MCh$
Fogape loans	2,076,119
Payment holiday	9,098,028
Payment holiday – current	734,986
Payment holiday - expired	8,363,042

The payment holiday mainly granted mortgage loan agreements, and postponed monthly installment that comprises principal, interest, inflation and related insurances. The Bank has been monitoring closely the expired payment holidays, and as of December 31,2020 only MCh$121,850 are defaulted.

The following table show residual maturity of support measures that have not expired as of December 31, 2020:

Residual maturity		<= 6 months	<= 12 months	<= 2 years	> 2 year <= 5 year
	MCh$	MCh$	MCh$	MCh$	MCh$
Fogape loans	2,076,119	-	-	214,400	1,861,719
Payment holiday – current	734,986	722,746	7,861	4,379	-

j.	Macro economical forward-looking information and scenarios

The annual growth forecasts for the most relevant macroeconomic variables for each of our scenarios are as follows:

	Average estimates 2020 - 2021
	Unfavorable scenario 2	Unfavorable scenario 1	Base scenario	Favorable scenario 1	Favorable scenario 2
Official interest rate	0.25%	0.50%	1.59%	3.20%	4.42%
Unemployment rate	7.31%	6.96%	6.50%	6.04%	5.70%
Housing Price growth	(1.70)%	1.04%	4.67%	8.30%	11.04%
GDP growth	(1.16)%	0.67%	3.12%	5.56%	7.40%
Consumer Price Index	(0.26)%	1.07%	2.82%	4.57%	5.90%

The highest probability of occurrence is associated to the base scenario, while the extreme scenarios have a lower probability than the more moderate scenarios.

The methodology used for the generation of the local scenarios is based on the Methodology Framework of the Corporate Research Service and is applied to the loan portfolio with the exception of loans from the Corporate and Investment Banking segment which uses global scenarios as defined by the Santander Group. The probabilities for the scenarios must total 100% and be symmetrical.

Local scenario		Global scenario
	Probability weighting		Probability weighting
Favorable scenario 2	10%	Favorable scenario 1	30%
Favorable scenario 1	15%	Base scenario	40%
Base scenario	50%	Unfavorable scenario 1	30%
Unfavorable scenario 1	15%
Unfavorable scenario 2	10%

The ECL allowance sensibility to future macro-economic conditions is as follows:

	December 31, 2020	December 21,2019
	MCh$	MCh$
Reported ECL allowance	1,036,793	896,095
Gross carrying amount	34,339,893	32,671,515

Reported ECL Coverage	3.02%	2.74%

ECL amount by scenarios
Favorable scenarios 2	876,654	797,501
Favorable scenarios 1	930,044	835,956
Base scenarios	981,671	884,480
Unfavorable scenarios 2	1,047,127	929,802
Unfavorable scenarios 2	1,083,371	962,437

Coverage ratio by scenarios
Favorable scenarios 2	2.55%	2.44%
Favorable scenarios 1	2.71%	2.56%
Base scenarios	2.86%	2.71%
Unfavorable scenarios 2	3.05%	2.85%
Unfavorable scenarios 2	3.15%	2.95%

Under the current uncertainty generated by COVID-19 over the macro-economical scenarios, the Bank’s management has decided not to modify macroeconomic variables for each of our scenarios, but rather has used the option to establishing management post-model adjustment or overlays. See letter f) above.

k.	Analysis of risk concentration

The following table shows the risk concentration by industry, and by stage before ECL allowance of loans and account receivable at amortized cost:

	December 31, 2020				December 31, 2019 (*)
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Commercial loans
Manufacturing	1,180,220	130,361	67,640	1,378,221	1,110,484	107,356	67,974	1,285,814
Mining	265,195	161,631	6,789	433,615	280,297	123,005	3,739	407,041
Electricity, gas, and water	349,849	27,848	6,577	384,274	309,941	22,907	8,196	341,044
Agriculture and livestock	1,024,795	233,552	87,517	1,345,864	1,020,857	172,984	93,440	1,287,281
Forest	141,892	23,463	13,820	179,175	132,483	17,035	15,689	165,207
Fishing	209,182	20,128	4,842	234,152	223,980	24,879	7,695	256,554
Transport	622,161	97,624	58,076	777,861	665,570	64,115	34,192	763,877
Communications	294,957	28,433	7,725	331,115	206,660	28,122	6,168	240,950
Construction (*)	811,807	61,828	85,734	959,369	782,265	85,435	106,568	974,268
Commerce	2,549,770	223,884	89,684	2,863,338	2,655,982	110,326	30,107	2,796,415
Services	3,506,443	393,319	239,535	4,139,297	2,971,563	190,097	204,472	3,366,132
Other	3,302,527	416,235	242,146	3,960,908	3,442,541	298,806	236,395	3,977,742

Subtotal	14,258,798	1,818,306	910,085	16,987,189	13,802,623	1,245,067	814,635	15,862,325

Mortgage loans	11,518,363	392,372	501,090	12,411,825	10,275,966	457,948	529,081	11,262,995

Consumer loans	4,439,163	236,595	265,121	4,940,879	4,963,047	292,718	290,430	5,546,195

Total	30,216,324	2,447,273	1,676,296	34,339,893	29,041,636	1,995,733	1,634,146	32,671,515

(*)	In 2019 we improved the classification of our construction loans, reassigning loans for real estate rental investment companies to services

l.	Collateral and other credit enhancement

Banco Santander controls the credit risk through the use of collateral in its operations. Each business unit is responsible for credit risk management and formalizes the use of collateral in its lending policies. Guidelines are in place covering the acceptability and valuation of each type of collateral.

Banco Santander uses guarantees in order to increase their resilience in the subject to credit risk operation. The guarantees can be used fiduciary, real, legal structures with power mitigation and compensation agreements. The Bank periodically reviews its policy guarantees by technical parameters, normative and also its historical basis, to determine whether the guarantee is legally valid and enforceable.

Credit limits are continually monitored and changed in customer behavior function. Thus, the potential loss values represent a fraction of the amount available.

Collateral refers to the assets pledged by the customer or a third party to secure the performance of an obligation. The main type of collateral obtained are the following:

●	For securities lending and reverse repurchase transactions, cash or securities

●	For corporate and small business lending, charges over real estate properties, inventory and trade receivables and, in special circumstances, government guarantees

●	For retail lending, mortgages over residential properties

The following table show the maximum exposure to credit risk by class of financial asset, associated collateral and the net exposure to credit risk:

	As of December 31,
	2020				2019
	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Commercial loans	17,057,874	9,887,154	7,170,720	646,426	15,928,491	8,180,015	7,748,476	506,670
Mortgage loans	12,411,825	11,931,235	480,590	112,522	11,262,995	10,725,604	537,391	101,059
Consumer Loans	4,940,879	653,066	4,287,813	279,199	5,546,195	748,577	4,797,618	288,467
Total	34,410,578	22,471,455	11,939,123	1,038,147	32,737,681	19,654,196	13,083,485	896,196

(*)	Includes Loans and account receivable at FVOCI

One very important example of financial collateral is the collateral agreement. Collateral agreements comprise a set of highly liquid instruments with a certain economic value that are deposited or transferred by a counterparty in favor of another party in order to guarantee or reduce any counterparty credit risk that might arise from the portfolios of derivative transactions between the parties in which there is exposure to risk.

Collateral agreements vary in nature but, whichever the specific form of collateralization may be, the ultimate aim, as with the netting technique, is to reduce counterparty risk.

Transactions subject to a collateral agreement are assessed periodically (normally on a daily basis). The agreed-upon parameters defined in the agreement are applied to the net balance arising from these assessments, from which the collateral amount (normally cash or securities) payable to or receivable from the counterparty is obtained.

For real estate collateral periodic re-appraisal processes are in place, based on the actual market values for the different types of real estate, which meet all the requirements established by the regulator.

Specifically, mortgage loans are secured by a real property mortgage, and threshold mitigate counterparty credit risk of derivative instruments.

Personal guarantees and credit derivatives

Personal guarantees are guarantees that make a third party liable for another party’s obligations to the Bank. They include, for example, security deposits and standby letters of credit. Only guarantees provided by third parties that meet the minimum requirements established by the supervisor can be recognized for capital calculation purposes.

Credit derivatives are financial instruments whose main purpose is to hedge credit risk by buying protection from a third party, whereby the Bank transfers the risk of the issuer of the underlying instrument. Credit derivatives are OTC instruments, i.e. they are not traded in organized markets.

Credit derivative hedges, mainly credit default swaps, are entered into with leading financial institutions.

According to the Bank’s policy when an asset (real state) is repossessed are transferred to assets held for sale at their fair value less cost to sell as non-financial assets at the repossession date (assets received in lieu of payments).

Assets Received in Lieu of Payment

Assets received or awarded in lieu of payment of loans and accounts receivable from clients are recognized at their fair value (as determined by an independent appraisal). The excess of the outstanding loan balance over the fair value is charged to net income for the period, under “Provision for loan losses”. Any excess of the fair value over the outstanding loan balance, less costs to sell of the collateral, is returned to the client. These assets are subsequently adjusted to their net realizable value less cost to sale (assuming a forced sale).

At December 31, 2020, assets received or awarded in lieu of payment amounted to Ch$31,447 million (gross amount: Ch$32,643 million; allowance: Ch$1,196 million).

At December 31, 2019, assets received or awarded in lieu of payment amounted to Ch$38,890 million (gross amount: Ch$40,932 million; allowance: Ch2,042 million).

m.	Maximum exposure to credit risk

Financial assets and off-balance sheet commitments

For financial assets recognized in the Consolidated Statements of Financial Position, maximum credit risk exposure equals their carrying value. Below is the distribution by financial asset and off-balance sheet commitments of the Bank’s maximum exposure to credit risk as of December 31, 2020 and 2019, without deduction of collateral, security interests or credit improvements received:

		As of December 31,
		2020	2019
		Amount of exposure	Amount of exposure
	Note	MCh$	MCh$

Deposits in banks	4	2,137,891	2,693,342
Cash items in process of collection	4	452,963	355,062
Financial derivative contracts	7	9,032,085	8,148,608
Financial assets held for trading	5	133,718	270,204
Loans and account receivable at amortized cost / Loans and account receivable at FVOCI	8/ 9	33,372,431	31,841,485
Debt instrument at fair value through other comprehensive income	10	7,162,542	4,010,272

Off-balance commitments:
Letters of credit issued		165,119	140,572
Foreign letters of credit confirmed		82,779	70,192
Performance guarantees		1,090,643	1,929,894
Available credit lines		8,391,414	8,732,422
Personal guarantees		441,508	451,950
Other irrevocable credit commitments		406,234	485,991
Total		62,869,327	59,129,994

Foreign derivative contracts

As of December 31, 2020, the Bank’s foreign exposure -including counterparty risk in the derivative instruments’ portfolio- was USD 2,639 million or 3,4% of assets. In the table below, exposure to derivative instruments is calculated by using the equivalent credit risk; which equals the replacement carrying amount plus the maximum potential value, considering the cash collateral that minimizes exposure.

Below, there are additional details regarding our exposure for those countries classified above 1 and represents our majority of exposure to categories other than 1, Below we detail as of December 31, 2020, considering fair value of derivative instruments.

Country	Classification	Derivative Instruments (adjusted to market)	Deposits	Loans	Financial investments	Total Exposure
		US$ millions
Colombia	2	0.81	-	-	-	0.81
Italy	2	-	3.36	0.13	-	3.49
Mexico	2	9.86	0.03	-	-	9.89
Panama	2	5.77	-	-	-	5.77
Peru	2	1.61	-	-	-	1.61
Total		18.05	3.39	0.13	-	21.57

Our exposure to the group is as follows:

Counterpart	Country	Classification	Derivative instruments (market adjusted) MUSD	Deposits MUSD	Loans MUSD	Financial Investments MUSD	Exposure Exposure MUSD
			US$ millions
Banco Santander España (*)	Spain	1	176.34	139.90	-	-	316.24
Santander UK	UK	1	20.95	0.05	-	-	21.00
Banco Santander Mexico	Mexico	2	9.88	0.03	-	-	9.91
Santander Group			207.17	139.98	-	-	347.15

(*)	We have included our exposure to Santander’s branches in New York and Hong Kong as exposure to Spain.

The total amount of this exposure to derivative instruments must be compensated daily with collateral and, therefore, there is no credit exposure.

As of December 31, 2020, we had no applicable sovereign exposure, no unfunded exposure, no credit default protection and no current developments.

Security interests and credit improvements

The maximum exposure to credit risk is reduced in some cases by security interests, credit improvements, and other actions which mitigate the Bank’s exposure. Based on the foregoing, the creation of security interests are a necessary but not a sufficient condition for granting a loan; accordingly, the Bank’s acceptance of risks requires the verification of other variables and parameters, such as the ability to pay or generate funds in order to mitigate the risk being taken on.

The procedures used for the valuation of security interests utilize the prevailing market practices, which provide for the use of appraisals for mortgage securities, market prices for stock securities, fair value of the participating interest for investment funds, etc. All security interests received must be instrumented properly and registered on the relevant register, as well as have the approval of legal divisions of the Bank.

The risk management model includes assessing the existence of adequate and sufficient guarantees that allow recovering the credit when the debtor’s circumstances prevent them from fulfilling their obligations.

The Bank has classification tools that allow it to group the credit quality of transactions or customers. Additionally, the Bank has historical databases that keep this internally generated information to study how this probability varies. Classification tools vary according to the analyzed customer (commercial, consumer, SMEs, etc.).

Below is the detail of security interests, collateral, or credit improvements provided to the Bank as of December 31, 2020 and 2019:

	As of December 31,
	2020	2019
	MCh$	MCh$
Non-impaired financial assets:
Properties/mortgages	25,424,161	23,371,510
Investments and others	2,306,062	2,785,219
Impaired financial assets:
Properties/ mortgages	1,548,568	1,245,971
Investments and others	65,668	565,951
Total	29,344,459	27,968,651

Credit risk mitigation techniques

The Bank applies various methods of reducing credit risk, depending on the type of customer and product. As we shall see, some of these methods are specific to a particular type of transaction (i.e., real estate guarantees) while others apply to groups of transactions (i.e., netting and collateral arrangements).

Liquidity risk

Liquidity risk is the risk that the Bank may have difficulty meeting the obligations associated with its financial obligations.

Liquidity risk management

The Bank is exposed on a daily basis to requirements for cash funds from various banking activities, such as wires from checking accounts, fixed-term deposit payments, guarantee payments, disbursements on derivatives transactions, etc. As typical in the banking industry, the Bank does not hold cash funds to cover the balance of all the positions, as experience shows that only a minimum level of these funds will be withdrawn, which can be accurately predicted with a high degree of certainty.

The Bank’s approach to liquidity management is to ensure-- whenever possible--to have enough liquidity on hand to fulfill its obligations at maturity, in both normal and stressed conditions, without entering into unacceptable debts or risking the Bank’s reputation. The Board establishes limits on the minimal part of available funds close to maturity to fulfill payments as well as over a minimum level of interbank operations and other loan facilities that should be available to cover transfers at unexpected demand levels. This is constantly reviewed. Additionally, the Bank must comply with the regulation limits established by the FMC (formerly the SBIF) for maturity mismatches.

These limits affect the mismatches of future flows of income and expenditures of the Bank on an individual basis. They are:

i.	mismatches of up to 30 days for all currencies, up to the amount of basic capital

ii.	mismatches of up to 30 days for foreign currencies, up to the amount of basic capital

iii.	mismatches of up to 90 days for all currencies, twice the basic capital

The Financial Management Division receives information from all the business units on the liquidity profile of their financial assets and liabilities, as well as breakdowns of other projected cash flows stemming from future businesses. On the basis of that information, the Financial Management Division maintains a portfolio of liquid short–term assets, comprised mainly of liquid investments, loans and advances to other banks, to make sure the Bank has sufficient liquidity. The business units’ liquidity needs are met through short–term transfers from the Financial Management Division to cover any short–term fluctuations and long–term financing to address all the structural liquidity requirements.

The Bank monitors its liquidity position every day, determining the future flows of its outlays and revenues. In addition, stress tests are performed at the close of each month, for which a variety of scenarios encompassing both normal market conditions and conditions of market fluctuation are used. The liquidity policy and procedures are subject to review and approval by the Bank’s Board. Periodic reports are generated by the Market Risk Department, providing a breakdown of the liquidity position of the Bank and its subsidiaries, including any exceptions and the corrective measures adopted, which are regularly submitted to the ALCO for review.

The Bank relies on demand deposits from Retail, Middle-Market and Corporates, obligations to banks (including the Central Bank), debt instruments, and time deposits as its main sources of funding. Although most obligations to banks, debt instruments and time deposits mature in over a year, customer (retail) and institutional deposits tend to have shorter maturities and a large proportion of them are payable within 90 days. The short–term nature of these deposits increases the Bank’s liquidity risk, and hence, the Bank actively manages this risk by continual supervision of the market trends and price management.

Liquidity risk management seeks to ensure that, even under adverse conditions, we have access to the funds necessary to cover client needs, maturing liabilities and capital requirements. Liquidity risk arises in the general funding for our financing, trading and investment activities. It includes the risk of unexpected increases in the cost of funding the portfolio of assets at appropriate maturities and rates, the risk of being unable to liquidate a position in a timely manner at a reasonable price and the risk that we will be required to repay liabilities earlier than anticipated.

The following table sets forth the balance of our liquidity portfolio managed by our Financial Management Division in the manner in which it is presented to the Asset and Liability Committee (ALCO) and the Board. The ALCO now uses as its liquidity portfolio those defined by the FMC and the Chilean Central Bank, which are in line with those established in BIS III. As of December 31, 2020, the breakdown of the Bank’s liquid assets by levels was the following:

	As of December 31,
	2020	2019
	MCh$	MCh$
Balance as of:
Cash and cash equivalent	988,320	1,305,534
Level 1 liquid assets (1)	2,490,810	2,452,599
Level 2 liquid assets (2)	12,681	15,105
Total liquid assets	3,491,811	3,773,238

(1)	Includes instruments issued by the Central Bank of Chile or other central banks with a AAA rating, instruments issued by the Chilean government or other sovereign with a AAA rating and instruments issued by development banks with a AAA rating. Assets encumbered through repurchase agreements are deducted from the liquidity portfolio including those left as collateral under the FCIC funding program with the Central Bank of Chile.

(2)	Includes instruments issued by governments, central banks and development banks of foreign countries with a risk rating of A- to AA+ and mortgage bonds issued by Chilean banks that are acceptable at the Chilean Central Bank’s repo window.

Central Bank of Chile liquidity measures during the pandemic

In response to the COVID-19 pandemic, the Chilean Central Bank has made two lines of credit available to banks to reinforce their liquidity, amounting to a total of US$24 billion for the whole banking system. These lines of credit bear interest at the Central Bank’s monetary policy rate (MPR), which was 0.5% as of December 31, 2020. Pursuant to these lines of credit, a bank may borrow up to 3% of the aggregate amount of its consumer and commercial loan portfolios as of February 29, 2020 and may borrow up to an additional 12% if it uses the funds to provide loans to companies and individuals. The first line of credit is a facility available conditionally on loan growth (the “FCIC”) to ensure that banks continue to finance households and businesses in Chile. Loans provided by this line of credit may have maturities of up to 4 years and must be secured by government bonds, corporate bonds or highly rated large commercial loans as collateral. Loans provided under the second line of credit, the LCL, are unsecured and may have maturities of up to 2 years. In addition, borrowings by a bank under the LCL are limited to the aggregate amount of the liquidity reserve requirements of such bank. Ultimately, these lines of credit are intended to ensure banks have ample liquidity to enable them to continue financing SMEs and Middle-market companies. As of December 31, 2020, we had borrowed Ch$4,959,260 billion (US$7 billion) under these lines of credit.

Exposure to liquidity risk

A similar, but not identical, measure is the calculation used to measure the Bank´s liquidity limit as established by the FMC (formerly the SBIF). The Bank determines a mismatch percentage for purposes of calculating such liquidity limit which is calculated by dividing its benefits (assets) by its obligations (liabilities) according to maturity based on estimated repricing. The mismatch amount permitted for the 30 day and under period is 1 time [regulatory] capital and for the 90 day and under period – 2 times [regulatory] capital.

The following table displays the actual derived percentages as calculated per above:

	As of December 31,
	2020%	2019%
30 days	30	63
30 days foreign currency	15	-
90 days	32	79

Below, is the breakdown by maturity, of the liability balances of the Bank as of December 31, 2020 and 2019:

As of December 31, 2020	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Subtotal up to 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Subtotal after 1 year	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Obligations under repurchase agreements	-	969,808	-	-	969,808	-	-	-	-	969,808
Checking accounts, time deposits and other time liabilities	15,082,442	5,843,682	2,912,985	1,434,246	25,273,355	163,053	44,384	23,523	230,960	25,504,315
Financial derivatives contracts	-	386,690	445,376	931,358	1,763,424	1,552,482	1,708,509	3,994,245	7,255,236	9,018,660
Interbank borrowings	16,832	238,414	222,992	855,434	1,333,672	1,140,426	3,854,501	-	4,994,927	6,328,599
Issue debt instruments	-	344,732	447,117	343,156	1,135,005	1,813,341	2,499,560	2,756,271	7,069,172	8,204,177
Lease liabilities	144,478	38,148	1,375	27	184,028	89	105	96	290	184,318
Other financial liabilities	-	-	-	25,526	25,526	44,933	35,679	43,447	124,059	149,585
Subtotal	15,243,752	7,821,474	4,029,845	3,589,746	30,684,818	4,714,324	8,142,738	6,817,583	19,674,644	50,359,462
Contractual interest payments	86,195	18,938	72,710	242,462	420,305	143,531	137,902	25,676	307,109	727,413
Total	15,329,947	7,840,412	4,102,555	3,832,208	31,105,122	4,857,855	8,280,640	6,843,258	19,981,753	51,086,875

As of December 31, 2020, the scheduled maturities of other commercial commitments, including accrued interest, were as follows:

Other Commercial Commitments	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Performance guarantee	114,653	181,399	437,835	350,136	6,620	1,090,643
Confirmed foreign letters of credit	18,247	48,056	16,163	313	-	82,779
Letters of credit issued	42,089	83,764	36,201	3,065	-	165,119
Pledges and other commercial commitments	33,588	29,958	367,164	10,798	-	441,508
Total other commercial commitments	208,577	343,177	857,363	364,312	6,620	1,780,050

As of December 31, 2019	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Subtotal up to 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Subtotal after 1 year	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Obligations under repurchase agreements	-	380,055	-	-	380,055	-	-	-	-	380,055
Checking accounts, time deposits and other time liabilities	10,439,705	5,184,567	4,905,414	2,417,703	22,947,389	357,856	163,121	21,883	542,860	23,490,249
Financial derivatives contracts	-	422,749	427,825	951,684	1,802,258	1,253,280	1,180,948	3,154,168	5,588,396	7,390,654
Interbank borrowings	94	363,560	624,167	1,141,824	2,129,645	387,936	2,237	-	390,173	2,519,818
Issue debt instruments	-	285,159	759,519	1,044,674	2,089,352	2,394,850	2,042,292	2,974,229	7,411,371	9,500,723
Lease liabilities	-	-	-	26,061	26,061	45,978	36,393	50,062	132,433	158,494
Other financial liabilities	161,021	5,155	30,969	28,888	226,033	83	99	143	325	226,358
Subtotal	10,600,820	6,641,245	6,747,894	5,610,834	29,600,793	4,439,983	3,425,090	6,200,485	14,065,558	43,666,351
Contractual interest payments	10,473	148,731	267,994	1,727,401	2,154,599	1,720,990	1,653,500	3,101,084	6,475,574	8,630,173
Total	10,611,293	6,789,976	7,015,888	7,338,235	31,755,392	6,160,973	5,078,590	9,301,569	20,541,132	52,296,524

As of December 31, 2019, the scheduled maturities of other commercial commitments, including accrued interest, were as follows:

Other Commercial Commitments	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Performance guarantee	144,364	544,370	899,437	312,559	22,292	1,923,022
Confirmed foreign letters of credit	25,491	1,808	11,306	31,587	-	70,192
Letters of credit issued	30,555	348	33,439	70,924	-	135,266
Pledges and other commercial commitments	30,357	9,009	317,824	94,561	-	451,751
Total other commercial commitments	230,767	555,535	1,262,006	509,631	22,292	2,580,231

Operational risk

The Bank defines operational risk as the risk of losses arising from defects or failures in its internal processes, people, systems or external events, thus covering risk categories such as fraud, technological, cyber, legal and conduct risk.

Operational risk is inherent to all products, activities, processes and systems and is generated in all business and support areas. For this reason, all employees are responsible for managing and controlling the operational risks generated in their sphere of action. The Bank’s goal in terms of operational risk management and control is focused on identifying, evaluating and mitigating sources of risk, regardless of whether they have materialized or not. The analysis of operational risk exposure contributes to the establishment of risk management priorities

Operational risk governance

The risk management program contemplates that all relevant risk issues must be reported to the Board of Directors, the Integral Risk Committee and the Non-Financial Risk Committee.

Risk identification, measurement and assessment model

A series of quantitative and qualitative techniques and tools have been defined by the Bank to identify, measure and assess operational risk. The quantitative analysis of this risk assessment is carried out mainly with tools that record and quantify the level of potential losses associated with operational risk events. The qualitative analysis seeks to assess aspects of exposure and hedging (including the control environment). The most important operational risk tools used by the Bank are an internal events database, operational risk control self-assessment, analysis of operational risk scenarios, appetite of corporate and local indicators, internal audit and regulatory recommendations, among others.

Operational risk management

To accomplish our operational risk objectives, we have established a risk model based on three lines of defense, with the objective of continuously improving and developing our management and control of operational risks. The defense lines consist of: (i) the business and support areas (first line of defense), responsible for managing the risks related to their processes; (ii) the non-financial risk area (second line of defense), in charge of supporting the first line of defense in relation to the fulfillment of its direct responsibilities and; (iii) the internal audit function (third line of defense) responsible for verifying, independently and periodically, the adequacy of the risk identification and management processes and procedures, in accordance with the guidelines established in the Internal Audit Policy and submitting the results of its recommendations for improvement to the Audit Committee.

Our methodology consists of the evaluation of the risks and controls of a business from a broad perspective and includes a plan to monitor the effectiveness of such controls and the identification of eventual weaknesses. The main objectives of the Bank and its subsidiaries in terms of operational risk management are the following:

●	Identify, evaluate, inform, manage and monitor the operational risk in connection with activities, products, and processes carried out or commercialized by the Bank and its subsidiaries;

●	Build a strong culture of operational risk management and internal controls, with clearly defined and adequately segregated responsibilities between business and support functions, whether these are internally-developed or outsourced to third parties;

●	Generate effective internal reports in connection with issues related to operational risk management, with a clearly defined escalation protocol; and

●	Control the design and application of effective plans to deal with contingencies that ensure business continuity and losses control.

Cyber-security and data security plans

The Bank continuously monitors cyber-security risks and has implemented preventative measures to be prepared for any attack of this kind. The Bank has evolved its internal cyber-security model to reflect international standards, incorporating concepts which can be used to assess the degree of maturity in deployment. Based on this assessment model, individual in-situ analyses have been carried out to identify deficiencies and steps to remedy any such deficiencies have been identified in our cyber-security defense plans.

The Bank has a Cybersecurity Framework which defines the governance and policies on preventing and confronting cybercrime. The Chief of Cybersecurity or CISO (Chief Information Security Officer) has been defined as the officer responsible for cybersecurity, a function performed by the Manager of Technology and Operational Risk. Embedded in the Bank’s Technology and Operations division is the Cyber and Technology Risk Department, which is the front line of defense against cyber-security threats and data security. In addition, the Non-Financial Risk Department through the Cyber Risk (a specialized area) enforces the policies and controls that the different areas must follow regarding technology and cyber-security risks. In turn, there is a group of supervisory bodies that include the Cybersecurity Committee, the Non-Financial Risk Committee, the Chief Executive Officer’s Management Committee and the Board’s Integral Risk Committee. We also coordinate with Santander Spain’s headquarters and units in other countries regarding strategy, best practices and experience-sharing.

All this architecture has been created with the aim of identifying cyber risks, the development of a culture and education in cybersecurity, the creation of cyber scenarios to anticipate potential threats, and the fulfillment of the regulatory framework set by the authorities.

Finally, the intelligence and analysis function has also been reinforced by contracting a threat-monitoring service, and progress has been made in the incident registration, notification and escalation mechanisms for internal reporting and reporting to supervisors. In addition, observation and analytical assessment of the events in the sector and in other industries enable us to update and adapt our models for emerging threats.

During 2020, the Bank did not face a material loss due to cybersecurity breaches. During 2020, we completed our 3rd year of the Global Cybersecurity Transformation Plan that has allowed us to reach advanced levels of maturity in Cybersecurity.

Operational risk management during the COVID-19 pandemic

Overall, the pandemic situation has resulted in increased exposure to inherent operational risk, although the Bank has established greater oversight over controls in order to maintain pre-COVID-19 operational risk levels, in addition to reinforce existing ones. The risk of transaction processing increases due to the volume of new loans and multiple changes in existing portfolios resulting from payment holidays and the FOGAPE program. Transactional volume also increased due to public assistance programs and the rise in the number of checking accounts and volumes as more clients searched for digital payment solutions. Close monitoring has been carried out on the following aspects:

●	Business continuity plans to effectively to support our employees, customers and businesses.

●	The scenario of the pandemic and remote work has a direct impact on the field of cyber threats and their associated risks as more employees work from home. We have strengthened patching, navigation control, data protection and other controls.

●	Increase in technological support to ensure adequate customer service and the correct provision of services, especially in online banking and call centers.

●	The risk of transaction processing increases due to the volume of new loans and multiple changes in existing portfolios resulting from public assistance programs and internal policies.

The following table summarizes our net losses from operational risks in 2020 compared to 2019.

	As of December 31,
Net losses from operational risks	2020	2019
Fraud	4,703	3,941
Labor related	443	461
Client / product related	250	653
Damage to fixed assets	(2,592)	3,588
Business continuity / Systems	1,570	234
Processing	3,992	2,106
Total	8,366	10,983

Capital risk

The Bank defines capital risk as the risk that the Bank or any of its companies may have an insufficient amount and/or quality of capital to: meet the minimum regulatory requirements in order to operate as a bank; respond to market expectations regarding its creditworthiness; and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

The objectives in this connection include most notably:

●	To meet the internal capital and capital adequacy targets

●	To meet the regulatory requirements

●	To align the Bank’s strategic plan with the capital expectations of external agents (rating agencies, shareholders and investors, customers, supervisors, etc.)

●	To support the growth of the businesses and any strategic opportunities that may arise

The Bank has a capital adequacy position that surpasses the levels required by regulations.

Capital management seeks to optimize value creation at the Bank an at its different business segment. The Bank continuously evaluates it risk-return ratios through its basic capital, effective net equity, economic capital and return on equity. With regard to capital adequacy, the Banks conducts its internal process based on the FMC standards (formerly the SBIF) which are based on Basel Capital Accord (Basel I), Economic capital is the capital required to support all the risk of the business activity with a given solvency level.

Capital is managed according to the risk environment, the economic performance of Chile and the business cycle, Board may modify our current equity policies to address changes in the mentioned risk environment,

Minimum Capital

Under the General Banking Law, a bank is required to have a minimum of UF800,000 (approximately Ch$23,256 million or USD$32.6 million as of December 31, 2020) of paid-in capital and reserves, calculated in accordance with Chilean GAAP.

Capital adequacy requirement

Chilean banks are required by the General Banking Law to maintain regulatory capital of at least 8% of risk-weighted assets, net of required loan loss allowance and deductions, and paid-in capital and reserves (“basic capital”) of at least 3% of total assets, net of required loan loss allowances. Regulatory capital and basic capital are calculated based on the consolidated financial statements prepared in accordance with the Compendium of Accounting Standards issued by the FMC (formerly the SBIF) the Chilean regulatory agency. As we are the result of the merger between two predecessors with a relevant market share in the Chilean market, we are currently required to maintain a minimum regulatory capital to risk-weighted assets ratio of 11%. As of December 31, 2020, the ratio of our regulatory capital to risk-weighted assets, net of loan loss allowance and deductions, was 15.37% and our core capital ratio was 6.69%.

Regulatory capital is defined as the aggregate of:

●	a bank’s paid-in capital and reserves, excluding capital attributable to subsidiaries and foreign branches or basic capital;

●	its subordinated bonds, valued at their placement price (but decreasing by 20,0% for each year during the period commencing six years prior to maturity), for an amount up to 50,0% of its basic capital; and

●	its voluntary allowances for loan losses for an amount of up to 1,25% of risk weighted-assets,

The levels of basic capital and effective net equity at the close of each period are as follows:

			Ratio
	As of December 31,		As of December 31,
	2020	2019	2020	2019
	MCh$	MCh$	%	%
Basic capital	3,567,916	3,390,823	6.69	6.96
Regulatory capital	5,143,843	4,304,401	15.37	12.86

Basel III Implementation in Chile

The new General Banking Law (updated through Law 21.130) defines general guidelines to establish a capital adequacy system in line with the international standards of Basel III, giving the FMC the power to dictate the capital framework in a prudential way through regulations. In particular, the FMC has been empowered, with the prior favorable agreement of the Central Bank of Chile, to define through regulation, the new methodologies for calculating credit, market and operational risk weighted assets; the condition for hybrid instruments AT1, and the determination and capital charges for banks of local systemic importance. It also introduced the conservation and counter-cyclical buffers and expanded the FMC’s powers to make prudential discounts to regulatory capital and additional requirements, including higher capital, from banks that show deficiencies in the supervisory evaluation process (Pillar 2).

According to the above, in December 2020 the FMC has completed the process of issuing the necessary regulation for the implementation of capital framework of Basel III. However, in the current context of COVID-19 pandemic, the FMC in coordination with the Central Bank of Chile and in line with the measures adopted by international regulators has decided to postpone the implementation of the APR calculation for one year (until December 2021). Additionally, it has disposed to advance a capital mitigation mechanism to facilitate the development of the debt agreement market (Credit Risk Weighted Assets) and complements a similar treatment of government guarantees granted by the FMC. In the case of Pillar 3, implementation was postponed until 2023.

The Bank is working in the implementation of these capital regulations through a multidisciplinary team, which are performing the exercises and required developments, including the implementation of the required files designed by the FMC for this purpose, taking in consideration the implementation schedule.